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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 18, 2005

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-23049                                          33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND
ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

         On April 18, 2005, Island Pacific, Inc. (the "Company") issued and sold a Secured Term Note, attached hereto as Exhibit 4.1 (the "Multi-Channel Note"), for $2,000,000 to Multi-Channel, Inc., a California corporation and wholly owned subsidiary of Golden Gate Private Equity, Inc. ("Multi-Channel"), pursuant to the Note Purchase Agreement, attached as Exhibit 4.2 (the "Purchase Agreement"). The Company's obligations under the Multi-Channel Note are secured by all of the assets of the Company pursuant to the Master Security Agreement, attached hereto as Exhibit 4.3. The Company's subsidiaries guaranteed the Company's obligations under the Multi-Channel Note pursuant to the Subsidiary Guarantee attached hereto as Exhibit 4.4 and the Company pledged all of its interests in the outstanding stock of its subsidiaries to Multi-Channel as security for the Multi-Channel Note pursuant to the Stock Pledge Agreement attached hereto as
Exhibit 4.5. Multi-Channel's security interest is subject to a subordination agreement between the Multi-Channel, Laurus Master Fund, Ltd. ("Laurus") and the Company.

         Pursuant to the Purchase Agreement, the Company agreed not to negotiate with any party other than Multi-Channel regarding a potential sale of ownership interests or assets, or recapitalization or reorganization or similar transaction (each a "Transaction") for a period of thirty (30) days following the execution of the Purchase Agreement.

         The Multi-Channel Note matures on October 18, 2005 (the "Maturity Date"). The Multi-Channel Note accrues interest at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time, plus three percent (3%). Principal and interest under the Multi-Channel Note are due on the earlier of the Maturity Date or any acceleration of the Multi-Channel Note. The Multi-Channel Note is subject to a prepayment fee for an optional prepayment or upon acceleration as follows: (i) in the case of an optional prepayment where no Transaction is consummated, the prepayment fee will be $500,000 and (ii) in the case of an Event of Default (as defined in the Multi-Channel Note) or in the case of a prepayment in conjunction with a Transaction consummated by a person other than Multi-Channel or an affiliate of Multi-Channel, the fee will be $1,000,000. There will be no prepayment fee if, in conjunction with any prepayment, a Transaction is consummated with Multi-Channel or any of its affiliates.

         Michael Tomczak, the Company's President and Chief Operating Officer, and Jeffrey Boone, the Company's Chief Technology Officer, consented to full subordination of their right to payment under outstanding promissory notes they were issued in connection with the Company's acquisition of Retail Technologies International, Inc. ("RTI") and to waive all payment of interest due under such notes until the Multi-Channel Note and Laurus Note (as defined below) are paid in full.

         On April 18, 2005, the Company also entered into Amendment No. 2, attached hereto as Exhibit 4.6 (the "Amendment"), dated effective as of March 31, 2005, to the Securities Purchase Agreement, Secured Term Convertible Note (the "Laurus Note") and Registration Rights Agreement (the "Laurus Registration Rights Agreement") between the Company and Laurus all dated July 12, 2004, as amended. Pursuant to the Amendment, Laurus agreed to postpone payment of: (i) the portion of the monthly payments related to principal due under the Laurus Note for April 2005 through and including September 2005 and (ii) accrued liquidated damages owed by the Company to Laurus under the Laurus Registration Rights Agreement due to the fact that a registration statement covering the shares issuable upon Laurus' conversion of the Laurus Note or exercise of related warrants has not been declared effective by the SEC, until the maturity date under the Laurus Note. Laurus also agreed to waive liquidated damages that would accrue under the Laurus Registration Rights Agreement for April and May 2005.


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         In exchange for Laurus' agreement to the foregoing, the Company issued
Laurus the Warrant to Purchase Common Stock attached hereto as Exhibit 4.7 (the "Laurus Warrant"). The Laurus Warrant is immediately exercisable for One Million Two Hundred Thousand (1,200,000) shares of the Company's common stock, has a seven (7) year term and has an exercise price of $0.20 per share. The shares underlying the Laurus Warrant will be registered subject to the terms of the Laurus Registration Rights Agreement. The Company shall have the right to require exercise of the Laurus Warrant in whole or in part if: (1) all of the obligations of the Company under the Laurus Note shall have been irrevocably paid in full, (2) the common stock underlying the Laurus Warrant has been registered on a registration statement declared effective by the SEC, and such registration statement remains effective, and (3) the average closing price of the Company's common stock for the ten (10) trading days immediately prior to the proposed date of the mandatory exercise of the Laurus Warrant is greater than three hundred percent (300%) of the then applicable exercise price.

The Multi-Channel Note and the Laurus Warrant were offered and sold without registration under the Securities Act of 1933, as amended (the "Securities Act"), to sophisticated investors who had access to all information, which would have been in a registration statement, in reliance upon the exemption provided by Section 4(2) under the Securities Act and Regulation D thereunder. Appropriate legends were placed on the Multi-Channel Note and the Laurus Warrant.

ITEM 8.01         OTHER EVENTS

         The Company is reviewing the timing of revenue recognition of certain transactions during the its 2003, 2004 and 2005 fiscal years. The review is ongoing and has not yet been completed. Once the review has been completed, the Company will assess the results of its review to determine if any of the Company's filings relating to the fiscal years ended 2003, 2004 and 2005 need to be restated.

         The Company is currently behind on its payments of certain indebtedness under convertible debentures, notes related to the acquisition of RTI, its building leases, software license agreements and to other miscellaneous vendors. The Company has not received any default notices or payment demands related to any of the foregoing late payments. The Company used some of the proceeds from the issuance of the Multi-Channel Note to make payments on the foregoing obligations.


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EXHIBIT INDEX

Exhibit No.       Description
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4.1      Secured Term Note issued by the Company to Multi-Channel, Inc. dated
         April 18, 2005.

4.2 Note Purchase Agreement between the Company and Multi-Channel, Inc. dated April 18, 2005.

4.3 Master Security Agreement between the Company, Page Digital Incorporated, IP Retail Technologies International, Inc., Sabica Ventures, Inc. and Multi-Channel, Inc. dated April 18, 2005.

4.4 Subsidiary Guarantee between Page Digital Incorporated, IP Retail Technologies International, Inc., Sabica Ventures, Inc. and Multi-Channel, Inc. dated April 18, 2005.

4.5 Stock Pledge Agreement between the Company and Multi-Channel, Inc. dated April 18, 2005.

4.6 Amendment No. 2 between the Company and Laurus Master Fund, Ltd. dated April 18, 2005.

4.7 Common Stock Purchase Warrant issued to Laurus Master Fund, Ltd. dated April 18, 2005.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              Island Pacific, Inc.

Date: April 20, 2005                          By: /s/ Corinne Bertrand
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                                                  Name: Corinne Bertrand
                                                  Title: Chief Financial Officer